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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to 240.14a-12
Investment Technology Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investment Technology Group, Inc.
380 Madison Avenue,
New York, New York 10017

Notice of Annual Meeting of Stockholders

To Be Held May 7, 2003

To the Stockholders of Investment Technology Group, Inc.:

        NOTICE IS HEREBY GIVEN that Investment Technology Group, Inc., a Delaware corporation ("ITG"), will hold its annual meeting of stockholders at ITG's principal executive offices at 380 Madison Avenue, 4th Floor, New York, New York 10017, on Wednesday, May 7, 2003 at 1:00 p.m. (local time), and any adjournments or postponements thereof, for the following purposes:

  (1)
  To elect nine directors to our board of directors to serve until the next annual meeting and until their successors have been duly elected and qualified.
  (2)
  To ratify the appointment of KPMG LLP as our independent auditors for the 2003 fiscal year.
  (3)
  To re-approve our Pay-For-Performance Incentive Plan.
  (4)
  To transact such other business as may properly come before the annual meeting or any one or more adjournments thereof.

        Our board of directors has fixed the close of business on March 21, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. Only holders of record of ITG common stock at the close of business on March 21, 2003 are entitled to notice of and to vote at the annual meeting. A complete list of stockholders entitled to vote will be available during normal business hours at our principal executive offices located at 380 Madison Avenue, 4th Floor, New York, New York 10017 for a period of ten days prior to the annual meeting for examination by any ITG stockholder for purposes germane to the annual meeting.

        Our board of directors unanimously recommends that you vote FOR the proposed slate of directors, FOR the ratification of the appointment of KPMG LLP as our independent auditors and FOR the re-approval of the Pay-For-Performance Incentive Plan.

        You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please sign and mail promptly the enclosed proxy that is being solicited on behalf of our board of directors. A return envelope that requires no postage if mailed in the United States is enclosed for that purpose. Alternatively, you may vote via telephone or the Internet as directed on the enclosed proxy card. The proxies of stockholders who attend the meeting in person may be withdrawn and such stockholders may vote personally at the meeting.

By Order of the Board of Directors,

P. Mats Goebels Secretary

New York, New York
March 28, 2003

THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

        We will hold the annual meeting at 1:00 p.m. (local time), on Wednesday, May 7, 2003, at our principal executive offices at 380 Madison Avenue, 4th Floor, New York, New York 10017.

Matters to Be Considered at the Annual Meeting

        We will hold the annual meeting for the following purposes:

  (1)
  To elect nine directors to serve until the next annual meeting and until their successors have been duly elected and qualified.

  (2)
  To ratify the appointment of KPMG LLP as our independent auditors for the 2003 fiscal year.

  (3)
  To re-approve our Pay-For-Performance Incentive Plan.

  (4)
  To transact such other business as may properly come before the annual meeting or any one or more adjournments thereof.

Voting at the Annual Meeting; Record Date; Quorum

        On March 21, 2003, the record date for the annual meeting, there were 47,190,542 shares of our common stock outstanding and entitled to vote at the annual meeting. Please note the following:

  •
  Each stockholder of record on March 21, 2003 is entitled to cast one vote per share.

  •
  This vote may be cast at the annual meeting either in person or by properly completed proxy.

  •
  The presence, in person or by proxy, of the holders of a majority of our outstanding common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

  •
  The election of directors will be determined by a plurality of the votes cast. A properly completed proxy indicating "FOR ALL NOMINEES EXCEPT" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

  •
  For the ratification of the appointment of KPMG LLP as the independent auditors for the 2003 fiscal year and the re-approval of the Pay-For-Performance Incentive Plan, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote will be required for approval. A representative of KPMG LLP is expected to be in attendance at the annual meeting with the opportunity to make a statement and respond to questions.

  •
  On March 21, 2003, our directors and executive officers beneficially owned, in the aggregate, 2,985,120 shares, or approximately 6.3%, of our common stock. Our directors and executive officers have expressed their present intent to vote their shares in favor of the proposals.

Proxies

        We are furnishing you this proxy statement in connection with the solicitations of proxies by and on behalf of our board of directors for use at the annual meeting. Proxies in the form enclosed, or as directed via the telephone or Internet, which are properly completed and received and not subsequently revoked, will be voted at the annual meeting. These proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. In the case of written proxies, if no directions are indicated on a properly executed proxy, such proxy will be voted in favor of the proposals.

        If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve such proposal.

        The grant of a proxy does not preclude you from attending the annual meeting and voting in person. You may revoke a proxy at any time before it is voted. Proxies may be revoked by:

  •
  delivering a written notice of revocation bearing a later date than the proxy before the vote is taken at the annual meeting;

  •
  duly executing a later dated proxy relating to the same shares of common stock and delivering it as indicated below before the vote is taken at the annual meeting; or

  •
  attending the annual meeting and voting in person.

        Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy must be delivered to Equiserve Trust Company, N.A., P.O. Box 8265, Edison, New Jersey, 08818-8265, or Investment Technology Group, Inc., 380 Madison Avenue, 4th Floor, New York, New York 10017, Attention: Secretary, before the vote is taken at the annual meeting.

        We will bear all expenses of our solicitation of proxies for the annual meeting. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees. Solicitation may take place in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements may be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of our common stock held of record by such brokerage houses, custodians, nominees and fiduciaries. We will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in doing so. We have retained The Altman Group to assist in soliciting proxies for a fee of approximately $4,000 plus reasonable expenses.

Treatment of Broker Non-Votes and Abstentions at the Annual Meeting

        All shares of our common stock represented by properly completed proxies received prior to or at the annual meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. In the case of written proxies, if no instructions are indicated on a properly executed returned proxy, such proxies will be voted FOR the approval of each of the matters set forth on the proxy card. It is not expected that any matter other than those referred to herein will be brought before the stockholders at the annual meeting. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters, unless authority to do so is withheld in the proxy.

        An automated system administered by our transfer agent will tabulate votes cast by proxy at the annual meeting, and our transfer agent will tabulate votes cast in person at the annual meeting. Brokers who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares with respect to any proposal in the absence of specific instructions from such customers. Broker non-votes and abstentions, tabulated separately, will be included in the determination of the number of shares present at the annual meeting and whether a quorum is present. Broker non-votes and abstentions will not be counted in determining whether a nominee is elected. In determining whether any other proposal has been approved, abstentions will be counted as votes against such proposal and broker non-votes will not be counted as votes either for or against such proposal.

Annual Report to Shareholders, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters

        A copy of our 2002 Annual Report to Shareholders is enclosed along with our Form 10-K. You may also obtain a copy of our Annual Report and Form 10-K without charge by writing to: Investment Technology Group, Inc. 380 Madison Avenue, Fourth Floor, New York, New York, 10017, attn: Investor Relations. Our 2002 Annual Report to Shareholders and Form 10-K are also available through our website at http://www.itginc.com/investor.

        During the past year, we have taken a number of steps to update the framework of corporate governance at ITG. Our board of directors adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which governs our directors, officers and employees. We also formed a nominating and corporate governance committee, described in more detail below under "Election of Directors and Compensation Matters—Committees of the Board of Directors and Meetings", and have adopted new or amended charters for each of the audit, compensation and nominating and corporate governance committees. All of these documents are attached hereto as annexes, and are also available on our website at http://www.itginc.com/investor.

ELECTION OF DIRECTORS AND COMPENSATION MATTERS

        The number of directors to be elected at the annual meeting has been fixed at nine by the nominating and corporate governance committee. Such directors will be elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

        Each nominee listed below has been nominated for election by the nominating and corporate governance committee of our board of directors and has consented to serving as a director if elected. In the event that any nominee shall be unable to serve as a director (which is not now anticipated), proxies will be voted for substitute nominees recommended by the board of directors or the board of directors may elect to reduce the number of directors. All of the nominees for election as a director are presently members of the board of directors.

        The board of directors has determined that Mssrs. Baxter, Burdett, Garonzik, Jacobs, King, Wolfson and Ms. O'Hara are "independent" within the meaning of the New York Stock Exchange ("NYSE") Corporate Governance Rule Proposals of August 1, 2002, as amended March 12, 2003 (the "Proposed NYSE Rules"). Our board of directors' policies for determining director independence are available on our website at http://www.itginc.com/investor.

Nominees to Board of Directors

        The following information is submitted concerning the nominees for election as directors.

Name	Age	Position
Raymond L. Killian, Jr.	65	Chairman of the Board of Directors
Robert J. Russel	48	Chief Executive Officer, President and Director
Frank E. Baxter	66	Director
J. William Burdett	63	Director
Neal S. Garonzik	56	Director
William I Jacobs	61	Director
Robert L. King	52	Director
Maureen O'Hara	49	Director
Mark A. Wolfson	50	Director

        Raymond L. Killian, Jr. has been the Chairman of our board of directors since January 1997 and a director since March 1994. Mr. Killian served as the President and Chief Executive Officer from March 1994 through January 1997 and again from September 1998 through June 2002. He directed the activities of our company beginning in 1987. Mr. Killian was a director of Jefferies Group, Inc. ("Jefferies") from January 1997 to January 1999, an Executive Vice President of Jefferies from 1985 to 1995, a director and an Executive Vice President of Jefferies & Company, Inc. from 1985 to 1991 and served as National Sales Manager of Jefferies & Company, Inc. from 1985 to 1990.

        Robert J. Russel became Chief Executive Officer in July 2002 and President in February 2003. Previously he was a Managing Director and led our strategic planning and business development efforts. Mr. Russel was also responsible for our marketing efforts and our direct access business strategy. Mr. Russel joined ITG as Senior Vice President in November 1996. Prior to joining our company, Mr. Russel spent nine years with Reuters in senior roles in a variety of departments including general management, business development, technology, and marketing and sales.

        Frank E. Baxter has been a director since March 1994. Mr. Baxter has been Chairman Emeritus of Jefferies & Company, Inc.'s board of directors since February 2002. Mr. Baxter was Chairman of Jefferies' board of directors from 1990 until February 2002, Chief Executive Officer of Jefferies from 1987 until 2000, and a director of Jefferies and Jefferies & Company, Inc. from 1975 until 2002. Mr. Baxter has previously served as President of Jefferies and Jefferies & Company, Inc. from January 1986 until December 1996. Prior to 1986, Mr. Baxter served as Executive Vice President, National Sales Manager and New York Branch Manager of Jefferies & Company, Inc. and as the Managing Director of Jefferies' UK Subsidiary. Mr. Baxter has also been a director of the Nasdaq Stock Market, Inc. since January 1998.

        J. William Burdett has been a director since July 2001. From 1988 until March 2001, Mr. Burdett was Chairman and Chief Executive Officer of the Burdett Buckeridge Young Group ("BBY"), which is comprised of the two Australian broker/dealer companies; BBY and Australian Clearing Services. From 1970 until 1987, Mr. Burdett was a partner and director of A.C. Goode & Co., one of the largest stock-brokering/investment banking companies in Australia. Mr. Burdett was a non-executive director of BBY and ITG Australia Ltd., a subsidiary of ITG from November 2000 through November 2002.

        Neal S. Garonzik has been a director since February 1999. From August 1999 until December 2000, Mr. Garonzik was a Vice Chairman of Chase Manhattan Corporation. From 1980 until 1989 and 1993 until 1997 Mr. Garonzik was with Morgan Stanley, most recently as a member of that firm's management committee and head of its equity division. From 1989 to 1993, Mr. Garonzik was with SGK Partners, LP, of which he was a founding general partner. From 1972 until 1980, he was a securities salesman for Goldman, Sachs & Co., in Boston and in London.

        William I Jacobs has been a director since June 1994. Mr. Jacobs is a private investor and corporate director. Prior to October, 2002, Mr. Jacobs was Managing Director and Chief Financial Officer of The NewPower Company. Prior to May 2000, Mr. Jacobs was Senior Executive Vice President-Strategic Ventures of MasterCard International, Inc. and was Executive Vice President-Global Resources of MasterCard International, Inc. from 1995 to 1999. From 1993 to 1994, Mr. Jacobs served as a financial consultant to several firms and universities. Mr. Jacobs was founder, Executive Vice President, Chief Operating Officer and a director of Financial Security Assurance, a monoline bond insurer, from 1985 to 1993 and, prior to 1985, the President and Managing General Partner of S&B Insurance Services Company.

        Robert L. King has been a director since June 1994. Mr. King has been the Chairman and Chief Executive Officer of Requisite Technology, Inc., which helps companies to create, organize and manage product and service information for efficient web-based finding, buying and selling, since October 2001. Mr. King was the President and Chief Executive Officer of Corporate Express, Inc., a distributor of office and computer supplies, from 1998 to 2001. Mr. King has also been a director of Corporate Express, Inc. since 1993 and served as the President and Chief Operating Officer of Corporate Express, Inc. from 1993 until 1998. Prior to 1993, Mr. King was employed by FoxMeyer Corporation, a distributor of health and pharmaceutical products, where he was Chief Executive Officer from 1989 to 1993, President from 1988 to 1993 and Chief Operating Officer from 1988 to 1989.

        Maureen O'Hara has been a director since January 2003. She is the Robert W. Purcell Professor of Finance at the Johnson Graduate School of Management, Cornell University. She holds degrees from the University of Illinois (B.S. Economics) and Northwestern University (M.S. Economics and Ph.D. Finance). Dr. O'Hara joined the faculty at Cornell in 1979. She has had visiting appointments at UCLA, the London Business School, the University of New South Wales and Cambridge University. Professor O'Hara's research focuses on issues in market microstructure, and she is the author of numerous journal articles as well as the book Market Microstructure Theory (Blackwell: 1995). In addition, Dr. O'Hara publishes widely on a broad range of topics in finance, including banking, law and finance, and experimental economics. She has served as President of the Western Finance Association and has just completed serving as President of the American Finance Association.

        Mark A. Wolfson has been a director since June 1994. Mr. Wolfson has been a managing partner at Oak Hill Capital Management Inc., a private investment company, since 1998, and Vice President of Keystone, Inc., the primary investment vehicle of Robert M. Bass, since 1995. He is also a consulting professor at the Graduate School of Business, Stanford University, where he has been a faculty member since 1977, including a term as Associate Dean from 1990 through 1993. He has also taught at the University of Chicago and Harvard University. Mr. Wolfson has been a director of eGain Communications Corporation since 1998.

Executive Officers

        The executive officers of our company are appointed by, and serve at the discretion of, our board of directors. Other than Mr. Russel, for whom information is provided above, the following sets forth information as to the other executive officers of our company.

Name	Age	Position
Angelo Bulone	37	Senior Vice President and Controller
P. Mats Goebels	36	Managing Director, General Counsel and Secretary
Christopher J. Heckman	42	Managing Director
Anthony J. Huck	39	Managing Director
Ananth N. Madhavan	41	Managing Director
Howard C. Naphtali	49	Managing Director and Chief Financial Officer
Steven J. Sorice	42	Managing Director

        Angelo Bulone is Senior Vice President and Controller. Mr. Bulone joined our company in April 1997 and, as our principal accounting officer, is responsible for all accounting operations and financial and regulatory reporting. From 1993 to 1997, Mr. Bulone held the position of vice president and controller at I/B/E/S International, Inc.

        P. Mats Goebels is Managing Director, General Counsel and Secretary. He joined our company in 1998 and is responsible for all legal and regulatory matters. Mr. Goebels was a corporate attorney at the New York offices of Sullivan & Cromwell from 1995 to 1998, and of Weil, Gotshal & Manges from 1991 to 1995.

        Christopher J. Heckman is a Managing Director who heads our sales and trading group. He joined our company in January 1991 as a sales trader and became manager of institutional sales and trading in January 1997.

        Anthony J. Huck is a Managing Director who is responsible for our international operations and heads our global portfolio trading group. He joined ITG in 1994 as a Vice President responsible for Portfolio Trading. From 1990 to 1994, Mr. Huck managed domestic and international customer program trading in the Equity Derivatives Group at Nomura Securities International.

        Ananth N. Madhavan is a Managing Director who heads our research and product management departments. Prior to joining our company in 2000, Mr. Madhavan spent six years as Professor of Finance and Business Economics at the Marshall School of Business, University of Southern California.

        Howard C. Naphtali is Managing Director and Chief Financial Officer. He joined our company in April 1997 and was appointed as Managing Director and Chief Financial Officer in 2000. From 1988 to 1997, Mr. Naphtali worked for Reuters America Inc. where he served as Senior Vice President and Chief Financial Officer as well as Senior Vice President and Chief Operating Officer of Quotron Systems, Inc. (a wholly owned subsidiary of Reuters).

        Steven J. Sorice is a Managing Director who is responsible for Hoenig & Co., Inc., a subsidiary of ITG. He joined our company in September 1994 as the Senior Vice President in charge of broker-dealer sales and agency OTC trading. Prior to joining our company, Mr. Sorice was a partner of ESI Securities, L.P. (now Bank of New York Securities), where he was head of the International Trading Desk.

Certain Significant Employees

        The following sets forth information as to certain employees who make and are expected to continue to make significant contributions to our business.

        Ian Domowitz is a Managing Director responsible for product management. He joined ITG in April 2001. Mr. Domowitz was the Mary Jean and Frank P. Smeal Professor of Finance at Pennsylvania State University from June 1998 to April 2001, and a Professor at Northwestern University from September 1982 to May 1998.

        Alasdair Haynes has been the CEO of ITG Europe since its inception in early 1998. He joined the company following a 20-year career in investment banking working in London, Paris and Singapore. Mr. Haynes began his career at Morgan Grenfell and subsequently held senior positions with Bankers Trust and UBS. In 1996 he moved to HSBC where he was Director and Head of Global Equity Derivatives.

        Ken Hight joined ITG in March 2000 and was responsible for the establishment of ITG Canada. Prior to joining ITG, Mr. Hight spent seven years with TD Securities where he was a Deputy Chair responsible for Global Institutional Equities and a member of the Executive Committee, Underwriting Committee, and Risk Management Committee. Prior to that, Mr. Hight held a number of senior positions with TD Bank in Australia, Canada, and the U.S.

        David L. Meitz is a Managing Director responsible for Software Development, Production Services and Information Security/Business Continuity. He joined our company in July of 2002 from Reuters America, Inc. where he held the position of Executive Vice President since 1995. Mr. Meitz previously held technology and customer service management positions at CitiBank, N.A. and Quotron Systems, Inc.

        Greg Robinson has been responsible for ITG Australia since its establishment in 1997. Prior to joining ITG, Dr. Robinson was an Executive Director and founding shareholder of BBY, an institutional stockbroker established in 1988. In his last role at BBY he was responsible for the quantitative research group that operated POSIT under license in the Australian market from 1995 to 1997. Before entering the broking industry in 1986 with A.C. Goode & Co. he was a Research Fellow at the University of Melbourne.

        James Mark Wright is a Managing Director and is responsible for direct access and consulting services. He joined ITG in 1992 as Vice President of Software Development and has held several roles since then, including manager of the software development organization for ITG and chief information officer.

Director Compensation

        In 2002, the compensation committee recommended, and the board of directors approved, an increase to the annual retainer for each of our non-employee directors from $20,000 to $50,000, per annum. The decision to increase the board of directors annual retainer was based upon a peer group analysis of director compensation provided by compensation consultants retained by the compensation committee as well as the increase in workload of the board. Under the Directors Retainer Fee Subplan, adopted in 2002, the annual retainer fee is payable, at the election of each director, either in (i) cash, (ii) ITG common stock valued at $50,000 on the grant date, or (iii) under a deferred compensation plan which provides deferred share units valued at $50,000 on the grant date which convert to freely sellable shares when the director retires from our board of directors. Directors who are our employees are not compensated for serving as directors.

        Each non-employee director also receives fees of $1,000 for attendance at each of four regular meetings of the board of directors and $2,000 for any special board meetings. The chairman of each committee receives an additional annual retainer of $3,000, and all committee members receive $750 for attendance at each meeting of a committee of the board of directors. Directors of ITG are also reimbursed for out-of-pocket expenses.

        Under our Non-Employee Directors' Stock Option Plan adopted in 1995, we grant an option to purchase 24,564 shares to each person who first becomes a non-employee director at the time of initial election or appointment, and an option to purchase 6,141 shares to each non-employee director on the 45th day after each annual stockholders meeting. These options are granted with an exercise price per share equal to 100% of the fair market value of a share on the date of grant. Such options expire at the earliest of (1) five years after the date of grant, (2) 12 months after death, disability or retirement after reaching age 65, and (3) 60 days after an optionee ceases to serve as a director for reasons other than death, disability or such retirement. Options become exercisable three months after the date of grant, except that an option granted to a director less than three months before a cessation of service for reasons other than death, disability or retirement after reaching age 65 will not thereafter become exercisable. Directors who are not our employees are eligible to participate in this plan.

        Each director may participate in our Charitable Gifts Matching Program pursuant to which we match 100% of charitable contributions made by such directors up to a maximum dollar amount of $2,000 per person per year. The children of our directors may also participate (along with the children of all employees of our company and Jefferies) in the Stephen A. Jefferies Educational Grant Program which provides scholarship awards for secondary and post-secondary education based on factors such as financial need, academic merit and personal statements. All applications are presented to the selection committee anonymously.

Committees of the Board of Directors and Meetings

        Our board of directors held four regular meetings and two special meetings during 2002. Each incumbent member of the board of directors who was a director during 2002 attended, during his term of office, at least 75% of the total number of meetings of the board of directors and committees thereof of which such director was a member. Our non-management directors meet regularly in executive sessions without any management directors present. Since January 1, 2003, Mr. Killian has presided as lead director at each executive session of our non-management directors. Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee of the board of directors is authorized to obtain advice and assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties and any expenses in connection with such advice or assistance will be borne by ITG.

        The current audit committee members are Mr. Jacobs, Chairman, Mr. Garonzik, Mr. King and Mr. Wolfson. The Audit Committee is appointed by the board to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the company and to assist the board in oversight of (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's internal audit function and independent auditors. These functions are described more fully under "Report of the Audit Committee". Our board of directors has determined that Mr. Jacobs, Chairman of the audit committee, is a "financial expert" as such term is defined by the rules of the Securities and Exchange Commission ("SEC"). Moreover, our board of directors has considered that Mr. Jacobs' service on the audit committee of three other publicly traded companies will not impair his ability to serve as Chairman of our audit committee. During 2002, there were six meetings of the audit committee. All committee members were in attendance at all such meetings.

        The current compensation committee members are Mr. Garonzik, Chairman, Mr. Jacobs, Mr. King and Mr. Wolfson. The compensation committee is appointed by the board to discharge the board's responsibilities relating to compensation of the company's directors and executive officers. The compensation committee has overall responsibility for approving and evaluating the director and executive officer compensation plans, policies and programs of the company. During 2002, there were two meetings of the compensation committee. All committee members were in attendance at all such meetings.

        The current nominating and corporate governance committee members are Mr. King, Chairman, Mr. Burdett, Mr. Garonzik and Mr. Jacobs. The nominating and corporate governance committee is appointed by the board (1) to identify individuals qualified to become board members, and to select, or to recommend that the board select, the director nominees for the next annual meeting of stockholders; (2) to develop and recommend to the board the corporate governance guidelines applicable to the company; (3) to oversee a review by the board of the board and its committees' performance and of management's performance; and (4) to recommend to the board director nominees for each committee, including the nominating and corporate governance committee. The nominating and corporate governance committee was formed in November of 2002. The nominating and corporate governance committee will consider nominees recommended by stockholders. Stockholders who wish to submit nominees for director consideration by the nominating and corporate governance committee may do so by submitting such nominees' names in writing, in compliance with the procedures and along with the other information required by our by-laws, to the Secretary of ITG at 380 Madison Avenue, 4th Floor, New York, New York 10017. Since its inception in November 2002, our nominating and corporate governance committee has met twice, including once in 2003. All committee members were in attendance at all such meetings.

Code of Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics governing the conduct of our directors, officers and employees, including our chief executive officer, chief financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website at http://www.itginc.com/investor and is attached hereto as Annex F. We intend to disclose future amendments to, or waivers from, the Code of Business Conduct and Ethics on our website within two business days following the date of any such amendment or waiver.

Executive Compensation

  Summary Compensation Table

        The following table sets forth, for the years indicated, each component of compensation paid or awarded to, or earned by, our chief executive officers during 2002 and the four other most highly compensated executive officers serving as of December 31, 2002 (collectively, the "Named Executive Officers").

					Long-Term Compensation Awards
	Annual Compensation(1)
Name and Principal Position				Other Annual Compensation(2)	Securities Underlying Options	All Other Compensation(3)
	Year	Salary	Bonus
Robert J. Russel(4)	2002	$437,500	$766,899	$29,371	200,000	$17,182
President and Chief	2001	275,000	565,000	18,450	15,000	24,161
Executive Officer	2000	275,000	535,000	17,550	—	23,402
Raymond L. Killian, Jr.(4)	2002	250,000	2,081,263	23,250	—	17,182
Chairman	2001	250,000	2,111,121	23,250	—	22,907
	2000	500,000	500,000	23,250	113,052	23,402
Christopher J. Heckman	2002	362,500	944,842	32,461	100,000	13,334
Managing Director	2001	225,000	1,175,000	35,250	20,000	20,400
	2000	225,000	1,175,000	35,250	77,250	21,287
Anthony J. Huck	2002	362,500	944,842	32,461	100,000	13,334
Managing Director	2001	225,000	1,175,000	35,250	20,000	21,724
	2000	225,000	1,175,000	35,250	75,822	21,485
Ananth N. Madhavan	2002	375,000	635,285	23,551	100,000	13,334
Managing Director	2001	225,000	650,000	45,250	25,000	21,566
	2000	161,252	125,000	7,588	90,000	—
Steven J. Sorice	2002	362,500	944,842	32,461	100,000	13,334
Managing Director	2001	225,000	1,175,000	35,250	20,000	20,400
	2000	225,000	1,175,000	35,250	77,250	20,493

(1)
The amounts shown include cash compensation earned by the Named Executive Officers as well as amounts earned but deferred mandatorily.

(2)
For 2002, 2001, and 2000, a portion of each of the Named Executive Officers' compensation was mandatorily deferred and each such Named Executive Officer was granted units representing our common stock with a fair market value equal to 115% of such deferred amount under the Stock Unit Award Program. The following portions of their total cash compensation are deferred: 5% of the first $100,000, 10% of the next $100,000, 15% of the next $400,000, and 20% of total cash compensation in excess of $600,000. The amounts in the table represent the value of the 15% of additional units granted pursuant to the mandatory deferral described in the preceding sentence. All units are settled by issuance of the underlying common stock three years from the date of grant.

(3)
The total amounts shown in the "All Other Compensation" column consist of the following:

(a)
In 2002, 2001 and 2000, a profit sharing contribution of $-0-, $8,500 and $7,600, respectively, to each Named Executive Officer under our Retirement Savings Plan. Also, in 2002, 2001 and 2000, a matching contribution of $7,334, $6,800 and $6,800, respectively, under our Retirement

    Savings Plan and a contribution of $6,000, $5,100 and $5,100, respectively, under our Money Purchase Pension Plan.

  (b)
  In 2002, 2001 and 2000, the amount of a 15% discount on shares of ITG common stock purchased by our Employee Stock Purchase Plan (the "ITG ESPP") for each Named Executive Officer's account with compensation the Named Executive Officer has elected to invest in the ITG ESPP, as follows: Mr. Russel: $3,848, $3,761, and $3,902; Mr. Killian: $3,848, $2,507, and $3,902; Mr. Heckman: $-0-, $-0-, and $1,787; Mr. Huck: $-0-,$1,324, and $1,985; Mr. Madhavan: $-0-, $1,166, and $-0-; and Mr. Sorice: $-0-, $-0- and $993.

(4)
Mr. Russel has been serving as Chief Executive Officer since July 2002. He was appointed President in February 2003. Mr. Killian served as President and Chief Executive Officer until June 30, 2002.

  Option Grants in Last Fiscal Year

        During 2002, the following option grants were made to the Named Executive Officers.

Name	Number of Securities Underling Options/SARs Granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date	Grant date present value
Robert J. Russel.	200,000	21.0%	$31.24	07/01/2007	$2,360,000
Raymond L. Killian, Jr.	—	—	—	—	—
Christopher J. Heckman	100,000	10.5%	$31.24	07/01/2007	$1,180,000
Anthony J. Huck	100,000	10.5%	$31.24	07/01/2007	$1,180,000
Ananth N. Madhavan	100,000	10.5%	$31.24	07/01/2007	$1,180,000
Steven J. Sorice	100,000	10.5%	$31.24	07/01/2007	$1,180,000

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table provides information on option exercises during 2002 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2002.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/02 Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options at 12/31/02 Exercisable/Unexercisable ($)(1)
Robert J. Russel.	10,000	$86,300	54,565/245,000	$271,198/0
Raymond L. Killian, Jr.	—	—	113,054/0	74,096/0
Christopher J. Heckman	13,825	407,515	59,623/159,083	52,994/0
Anthony J. Huck	24,996	841,388	51,666/148,334	37,726/0
Ananth N. Madhavan	10,000	239,130	60,000/130,000	0/0
Steven J. Sorice	6,457	183,442	58,872/159,083	52,988/0

(1)
At December 31, 2002, the closing bid price per share of our common stock on the NYSE was $22.36, which was the price used to determine the year-end value.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the compensation committee on executive compensation and the performance graph included herein shall not be incorporated by reference into any such filings.

Report of the Compensation Committee on Executive Compensation

        To: The Board of Directors and Stockholders of Investment Technology Group, Inc.

  Introduction

        The compensation committee of the board of directors is responsible for developing and implementing compensation policies, plans and programs for our executive officers to enhance our profitability, and thus stockholder value, by providing for competitive levels of compensation, rewarding performance that enhances profitability and encouraging long-term service. Each of the compensation committee's members is a person who is not a current or former employee of our company and has been determined to be independent by our board of directors.

        The principal components of ongoing compensation of executive officers are salary, an annual bonus tied to performance and stock option awards providing incentives and rewards for long-term service and performance. The compensation committee's functions include reviewing salary levels for executive officers on an annual basis, establishing and determining the level of performance targets upon which payment of annual bonuses is conditioned and other terms of such annual bonuses, granting stock options and otherwise administering our Amended and Restated 1994 Stock Option and Long-Term Incentive Plan (the "1994 Option Plan"). The compensation committee acts on behalf of our company in negotiating the terms of, and makes recommendations to the board of directors regarding, the adoption of compensation and benefit plans (including amendments to existing plans) in which executive officers and directors may participate.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally eliminates a corporation's income tax deduction in a given year for payments to certain named executive officers in excess of $1.0 million each, unless such payments result from "qualified performance-based compensation." Considering the current structure of executive officer compensation and the availability of deferral opportunities, the compensation committee believes we will not be denied any significant income tax deductions for 2002. The compensation committee will continue to review tax consequences as well as other relevant considerations in connection with compensation decisions. Moreover, we have proposed the re-approval by shareholders of the Pay-for-Performance Incentive Plan which allows annual incentive bonus awards to qualify as "qualified performance-based compensation" that is fully deductible under Code Section 162(m).

  Compensation of the Chief Executive Officer

        Mr. Killian served as Chairman of the board of directors, President and Chief Executive Officer through June 30, 2002. On July 1, 2002, Mr. Russel became Chief Executive Officer of the company and Mr. Killian continued to serve as an executive officer of our company through December 2002. Mr. Russel was also appointed President of the company in February of 2003.

        The base annual salary level, the annual bonus level and other compensation terms specified below for Mr. Killian and Mr. Russel were determined by the compensation committee. Mr. Killian's base salary and annual bonus were set at a total of $1,000,000, an amount believed to be consistent with the general practice of comparable companies for the chairman and chief executive officer. In addition, Mr. Killian was awarded an incentive bonus of $1,331,263, which is equal to one percent of ITG's pre-tax income adjusted to exclude restructuring charges for the year ended December 31, 2002 as reported under accounting principles generally accepted in the United States of America. The payment of this incentive bonus was deferred until after Mr. Killian's retirement in accordance with our Deferred Compensation Plan. Under this compensation package, the division of Mr. Killian's targeted compensation in 2002 between cash compensation of $1,000,000, to recognize Mr. Killian's level of experience, and performance based incentive compensation in the form of deferred compensation, was intended to provide total cash compensation and long term incentive compensation and rewards to a degree generally similar to comparable companies reviewed in 2002.

        Mr. Russell's compensation for 2002 reflects six months of compensation as the Managing Director leading our strategic planning and business development efforts, and compensation as Chief Executive Officer since July 2002. Mr. Russel's CEO compensation package was set as base cash compensation of $600,000 per annum, plus an incentive bonus equal to a percentage of ITG's pre-tax income adjusted to exclude restructuring charges for the last six months of 2002. In light of the challenging market conditions the company has faced since the second half of 2002, Mr. Russel reduced his base compensation to $540,000 as of January 1, 2003.

        Each of Mr. Killian and Mr. Russel is required to participate in our stock unit award program. Under this program, executive officers and other key employees of our company are required to defer receipt of a portion of their total cash compensation. Participants are granted units representing our common stock with a fair market value equal to 115% of the deferred compensation. The value of units in excess of the value of deferred compensation is disclosed in the Summary Compensation Table under the "Other Annual Compensation" column.

  Compensation of Other Executive Officers

        Our compensation program for other executive officers is reviewed annually to provide amounts generally consistent with the range paid by companies in similar industries, but without pegging such amounts to a specific percentile. The targeted annual bonuses for 2002 were intended to provide more than half of each executive officer's total annual cash compensation at the target level of performance. This was intended to provide a strong link between pay and performance.

        The annual bonuses payable to the Named Executive Officers are based on a percentage of ITG's pre-tax income (net of restructuring charges). The annual bonuses payable to our other executive officers were payable out of a "bonus pool" the amount of which was determined based upon pre-tax income (net of restructuring charges). Such executives bonuses are discretionary bonus payments targeted to an allocation that is determined annually with respect to the bonus pool.

        The Committee authorized the grant of 700,000 options during 2002 to the executive officers. All executive officers are required to participate in our stock unit award program.

Compensation Committee

Neal S. Garonzik, Chairman
William I Jacobs
Robert L. King
Mark A. Wolfson

Performance Graph

        Set forth below is a line graph comparing the cumulative total stockholder return on our common stock against the cumulative total return of the Russell 2000 Index and the mean of the Lipper Management Company Price Index and Nasdaq Computer and Data Processing Services Stock Composite Indices, for the five-year period ended December 31, 2002.

RE-APPROVAL OF THE PAY-FOR-PERFORMANCE INCENTIVE PLAN

        At our 1997 Annual Stockholders Meeting, the stockholders approved the adoption of the company's Pay-For-Performance Incentive Plan (the "Plan"). The purpose of the Plan is to assist the company in attracting, retaining, and rewarding company executive officers through payment of competitive levels of compensation, and motivating such employees to expend greater efforts in promoting the growth and annual profitability of the company and its subsidiaries and other business units. Under Code Section 162(m), we are required to periodically submit the Plan for stockholder re-approval to assure the tax deductibility of certain compensation paid to the Named Executive Officers, as described below.

        We seek to compensate our executive officers in large part through annual cash incentives the payment of which is directly related to performance. As discussed above in the "Report of the Compensation Committee on Executive Compensation," Code Section 162(m) generally disallows the company's tax deduction for compensation to the Named Executive Officers in excess of $1 million in any year. Under Code Section 162(m), however, compensation that qualifies as "performance based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible.

        We believe that the design and implementation of the Plan will continue to permit compensation resulting from annual incentive awards made under the Plan to qualify as "performance-based compensation" and therefore remain fully deductible under Code Section 162 (m), even though payments under the Plan may represent compensation to a named executive in excess of $1 million. We are seeking stockholder re-approval of the Plan in order to meet the requirement of Code Section 162(m) that the Plan be periodically re-submitted to stockholders for consideration. For purposes of Code Section 162(m), stockholder approval of the Plan relates particularly to the eligibility, per-person award limitations, and the business criteria incorporated in annual incentive awards, as discussed below. In the event that stockholders fail to approve the Plan (including these material terms), the Plan will be terminated, awards granted to date under the Plan (discussed below) will be cancelled and the company will not be allowed a tax deduction for compensation to the Named Executive Officers in excess of $1 million in any year.

        The following is a brief description of the material terms of the Plan. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Annex A.

        Under the Plan, the Compensation Committee is authorized to select for participation those key employees who have Company-wide responsibilities, who are in charge of a business unit, or whose performance can be expected to have a substantial effect on the results of a business unit. For purposes of the Plan, a "business unit" is defined to mean the Company as a whole or any department, division, subsidiary, or other business unit or function of the Company for which operational financial results are available. For 2003, awards have been granted to six executive officers, as discussed below. The Plan does not preclude the Compensation Committee from granting annual incentive awards or other compensation apart from the Plan; in this regard, the Compensation Committee expects to make annual incentive awards and pay bonuses to those executives who are unlikely to receive cash compensation in excess of $1 million in a given year apart from the Plan.

        For each participant, the Compensation Committee will specify an award and performance objectives (except as described below) upon which payment of the award will be conditioned. The performance objectives will be based on (i) "business unit income," meaning the pre-tax net income of the participant's business unit (from which the Compensation Committee may specify that certain amounts are to be subtracted, such as bonuses under the Plan or otherwise, one-time gains, restructuring charges, impairment of goodwill and intangibles, capital charges, taxes and/or general and administrative expenses), (ii) the revenues of the participant's business unit, or (iii) the participant's business unit's economic value added ("EVA"), a measure of the amount of the business unit's after-tax income that exceeds the cost of the capital used by the business unit during the performance period. In establishing a performance objective based on EVA, the Compensation Committee will determine the average cost of capital (stated as a percentage); this cost of capital will be multiplied by the amount of capital actually used by the business unit. Generally, awards and performance objectives will relate to a specified year, although shorter performance periods may be specified for a participant.

        An award generally will provide for payment of either a specified percentage or percentages of business unit income, revenues, and/or EVA, or an amount specified or determined by formula in some other manner but conditioned upon achievement of such specified percentage or percentages of business unit income, revenues, and/or EVA. The Compensation Committee may require a threshold amount of such income, revenues, or EVA to be achieved before any portion of an award will become payable, and may express performance objectives by way of a comparison with like measures of business unit performance in one or more prior periods or like measures of performance of comparable companies or business units thereof. In all cases, the terms of the performance objective must be such that, at the time the performance objective is set, its achievement is substantially uncertain.

        The Plan imposes certain limitations on the amount that may be paid in respect of annual incentive awards, including annual per-person limitations. The maximum percentages of business unit income, revenues, and EVA that may be potentially payable under an award in any performance year to a single participant, and to all participants granted awards with respect to a single business unit, is 30% of business unit income, 10% of business unit revenues, and 25% of EVA.

        In administering the Plan, the Compensation Committee has the power and authority to construe and interpret the Plan, define terms, implement rules and regulations, and make all determinations relating to the Plan. Although the Compensation Committee has no discretion to increase the amounts of previously established awards, the Plan permits the Compensation Committee to reduce the amount of or cancel final awards, in view of business strategy, performance of comparable organizations, economic and business conditions, personal performance of the participant, or other performance considerations. The Compensation Committee may agree in advance not to exercise such discretion. The Compensation Committee may also provide that income of a business unit may be adjusted downward to reflect specified charges, expenses, and other amounts, or adjust or modify awards and performance objectives in recognition of unusual or nonrecurring events, in response to changes in applicable laws, regulations, accounting principles, or other circumstances, or specify performance periods for awards less than one year.

        At the end of each performance year, the Compensation Committee must determine the extent to which awards have been earned and performance objectives achieved, and the amounts therefore payable to each participant, setting forth these determinations in writing. Awards are non-transferable.

        The Plan permits interim payments, but requires that the participant repay the Company to the extent that such interim payments exceed the amount of the final award payment for a performance year. Payment of an award may be deferred by the participant if deferral plans are maintained by the company if and to the extent permitted by the Compensation Committee. If a participant ceases to be employed due to death, disability, or retirement (including early retirement with the approval of the Compensation Committee), the Compensation Committee will determine the amount payable as a final award achieved or resulting from the portion of the performance year completed at the date employment ceased (which may be a pro rata payment of the final award, determined at the end of the performance year), except that no payout shall be made if it is duplicative of severance payments. If a participant's employment terminates during a performance year for any other reason, no final award will be paid to the participant.

        The Board of Directors may amend, modify, suspend, or terminate the Plan. Such changes will be subject to stockholder approval if and to the extent required by law, regulation, NYSE rule, or to comply with Code Section 162(m). These provisions do not necessarily require stockholder approval for all Plan amendments that might increase the cost of the Plan.

        For federal income tax purposes, payments under the Plan will constitute ordinary income to participants at the time payment is received by the participant. If compensation under the Plan qualifies as "performance based compensation" under Code Section 162(m), as the company believes will be the case, the company will be entitled to a tax deduction equal to the amount of any payments to a participant, whether or not such payments exceed $1 million in a given year.

New Plan Benefits
Pay-For-Performance Incentive Plan

Name and Position	Awards(1)
Robert J. Russel, President and Chief Executive Officer	$931,884
Christopher J. Heckman, Managing Director	$798,758
Anthony J. Huck, Managing Director	$798,758
Ananth N. Madhavan, Managing Director	$665,632
Steven J. Sorice, Managing Director	$798,758
Executive Officers as a group	$4,659,422
Non-Executive Directors as a group	-0-
Non-Executive employees as a group	-0-

(1)
The amount of awards for 2003 are not currently determinable. Accordingly, amounts are presented based upon the application of year 2003 performance award criteria to year 2002.

        The board of directors unanimously recommends a vote FOR re-approval of the Investment Technology Group, Inc. Pay-for-Performance Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In July of 2002 and in connection with Raymond L. Killian's retirement as chief executive officer of the company, we executed an employment agreement with Mr. Killian for the period of January 1, 2003 through December 31, 2006. Under the terms of this agreement, Mr. Killian will act as an advisor to the company and to the chief executive officer and will devote approximately one week per month to those duties. Mr. Killian will be paid $600,000 per annum and will be entitled to the same benefits generally made available to senior executives of the company. In addition, the agreement provides that Mr. Killian and his spouse will be entitled to medical benefits substantially similar to those made available to senior executives of ITG for the remainder of their lives.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

        The following table sets forth certain information, as of March 21, 2003, regarding beneficial ownership of our common stock by (1) each director, (2) each Named Executive Officer, (3) all directors and executive officers as a group and (4) each person known by us to beneficially own 5% or more of our common stock. Information regarding stockholders other than directors, executive officers and employee benefit plans is based upon information contained in Schedules 13D or 13G filed with the SEC. For the purpose of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days after such date, but such shares are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated in a footnote and subject to applicable community property and similar statutes, each person listed as the beneficial owner of the shares possesses sole voting and dispositive power with respect to such shares. The mailing address of the parties listed below is our principal business address unless otherwise indicated.

	Shares of ITG Common Stock Beneficially Owned(1)		Percentage of ITG Common Stock Beneficially Owned
Directors
Raymond L. Killian, Jr.	1,125,714		2.4%
Frank E. Baxter	812,388		1.7%
J. William Burdett	30,705		*
Neal S. Garonzik	89,231		*
William I Jacobs	94,601		*
Robert L. King	71,908		*
Maureen O'Hara	24,564		*
Mark A. Wolfson	99,636		*
Other Named Executive Officers
Christopher J. Heckman	102,463		*
Anthony J. Huck	82,256		*
Ananth N. Madhavan	73,225		*
Robert J. Russel	107,374		*
Steven J. Sorice	88,090		*
All directors and executive officers as a group (16 persons)	2,985,120		6.3%
5% stockholders
Wellington Management Company, LLP(4)	4,259,347	(2)	9.0%
Fidelity Management & Research Co. ("FMR Co.")(5)	3,304,019	(3)	7.0%

*
Less than 1%.

(1)
Beneficial ownership includes stock options that are exercisable at March 21, 2003, or within 60 days thereafter, as follows: Mr. Killian: 113,054; Mr. Baxter: 18,423; Mr. Burdett: 30,705; Mr. Garonzik: 49,128; Mr. Jacobs: 30,705; Mr. King: 30,705; Ms. O'Hara: 24,564; Mr. Wolfson: 30,705; Mr. Heckman: 60,375; Mr. Huck: 51,666; Mr. Madhavan: 60,000; Mr. Russel: 54,565; Mr. Sorice: 58,872; and all directors and executive officers as a group: 730,616.

(2)
This information is as of December 31, 2002 and was derived from a Schedule 13G filed on February 12, 2003 by Wellington Management Company, LLP in its capacity as investment adviser with respect to shares of our common stock owned of record by Wellington's clients. Wellington's clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares of our common stock. Wellington shares the power to vote or to direct the vote with respect to 3,205,133 shares of our common stock and shares the power to dispose of or to direct the disposition with respect to 4,259,347 shares of our common stock.

(3)
This information is as of December 31, 2002 and was derived from a Schedule 13G filed on February 14, 2003 by FMR Co. in its capacity as investment adviser with respect to shares of our common stock owned of record by Fidelity's clients. Fidelity's clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares of our common stock. Fidelity shares the power to vote or to direct the vote with respect to 668,879 shares of our common stock and shares the power to dispose of or to direct the disposition with respect to 3,304,019 shares of our common stock.

(4)
The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts, 02109.

(5)
The address of Fidelity Management & Research Co. is 82 Devonshire Street, Boston, Massachusetts, 02109.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2002 with respect to the shares of common stock that may be issued to our employees and directors under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(b)(Excluding Securities Reflected in the Second Column)
Equity compensation plans approved by security holders(a)	3,897,696	$29.36	6,985,901
Equity compensation plans not approved by security holders	—	—	—

Total	3,897,696	—	6,985,901

(a)
Consists of the Amended and Restated 1994 Stock Option and Long-term Incentive Plan, the Non-Employee Directors' Stock Option Plan, the Directors' Retainer Fee Subplan, the 1998 Amended and Restated Stock Unit Award Program, and the ITG ESPP.

(b)
Shares remaining available for future issuance under the various plans include (i) 6,020,910 securities to be issued pursuant to the Amended and Restated 1994 Stock Option and Long-term Incentive Plan, the 1998 Amended and Restated Stock Unit Award Program, and the Directors' Retainer Fee Subplan, (ii) 366,679 securities to be issued pursuant to the Non-Employee Directors' Stock Option Plan, and (iii) 598,312 securities to be issued pursuant to the ITG ESPP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities of our company. Directors, executive officers and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on a review of the copies of the forms furnished to us and written representations from our executive officers and directors, all such persons subject to the reporting requirements of Section 16(a) filed the required reports with respect to 2002 on a timely basis.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the audit committee included herein shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

        The audit committee of ITG's board of directors is composed of four non-employee directors. The board of directors determined during 2002 that each of those directors satisfied independence requirements and other criteria established by NYSE listing standards.

        In March 2003, the audit committee amended and restated (and the board of directors approved) the audit committee charter which is attached hereto as Annex B. This charter replaced the original audit committee charter, adopted by the board in 2000, and is intended to comply with additional requirements imposed upon audit committees under the Sarbanes-Oxley Act and under the Proposed NYSE Rules. The amended and restated charter of the audit committee further clarifies the scope of responsibilities and powers of the audit committee.

        The audit committee is directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the company and to assist the board in oversight of (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's internal audit function and independent auditors. Management has the primary responsibility for ITG's consolidated financial statements and the reporting process, including the internal control systems. ITG's independent auditors are responsible for auditing the consolidated financial statements and expressing an opinion on the conformity of those consolidated audited financial statements with accounting principles generally accepted in the United States of America.

        KPMG LLP ("KPMG") served as ITG's independent auditor for 2002, and the audit committee has recommended that KPMG be elected in that capacity for 2003. See "Ratification of Selection of Independent Auditors".

        The Audit Committee has considered whether the provision of certain limited non-audit functions provided by KPMG is compatible with maintaining KPMG's independence and concluded that performing such functions does not affect KPMG's independence in performing its function as auditor of ITG. It is the audit committee's policy for the full audit committee to review, in advance, the proposed provision of non-audit services by KPMG.

        The Audit Committee has reviewed and discussed with management ITG's audited consolidated financial statements for the year ended December 31, 2002. It has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence. As the result of such review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in ITG's Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee

William I Jacobs, Chairman
Neal S. Garonzik
Robert L. King
Mark A. Wolfson

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        KPMG was our independent auditor for the year ended December 31, 2002. On March 19, 2003, KPMG was appointed by the audit committee to serve as our independent auditors for 2003.

        Audit fees for the Fiscal 2002 financial statements were $0.5 million. No services were performed by, or fees incurred to, KPMG in connection with financial information systems design and implementation projects for Fiscal 2002. All other fees billed by KPMG with respect to Fiscal 2002 were $0.6 million, including $0.1 million for tax services, $0.1 million for internal audit co-source services (which services ended April 30, 2002) and $0.4 million for other non-audit services.

        The ratification of the appointment of KPMG is being submitted to the stockholders at the annual meeting. If such appointment is not ratified, the board of directors will consider the appointment of other accountants.

        The board of directors unanimously recommends a vote "FOR" the ratification of the appointment of KPMG as our independent auditors for the 2003 fiscal year.

        A representative of KPMG, the independent auditors who audited our consolidated financial statements for 2002, is expected to be present at the meeting to respond to appropriate questions of stockholders and will have the opportunity to make a statement if he or she so desires.

CONTACTING THE BOARD OF DIRECTORS

        You may communicate with our board of directors, including our non-management directors and the chairman of the audit committee, by sending a letter to the ITG Board of Directors, P.O. Box 4369, Grand Central Station, New York, New York 10163, or by calling 1-866-869-8227. Any complaints or concerns relating to ITG's accounting, internal accounting controls or auditing matters will be referred to the chairman of the audit committee. Other concerns will be referred to the chairman of the board. Any complaints or concerns may be reported anonymously or confidentially. ITG strictly prohibits any retaliation for reporting a possible violation of law, ethics, or firm policy regardless of whom the report concerns.

WHERE YOU CAN FIND MORE INFORMATION

        As required by law, we file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about our company. You can inspect and copy these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You can obtain information about the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet Site that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC. The SEC's Internet address is http://www.sec.gov. You can also inspect these materials of our company at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and on our website at http://www.itginc.com/investor.

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. Information incorporated by reference is considered part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

        This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended December 31, 2002 (SEC file number 0-23644). We also incorporate by reference the information contained in all other documents that we file with the SEC after the date of this proxy statement and before the annual meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

        Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

        If you are one of our stockholders and would like to receive a copy of any document incorporated by reference into this proxy statement (which will not include any of the exhibits to the document other than those exhibits that are themselves specifically incorporated by reference into this proxy statement; any other exhibits will be available upon request at cost), you should call or write to Investment Technology Group, Inc., 380 Madison Avenue, 4th Floor, New York, New York 10017, Attention: Investor Relations (telephone: (212) 588-4000). In order to ensure timely delivery of the documents prior to the annual meeting, you should make any such request not later than April 30, 2003.

        You should rely only on the information contained in (or incorporated by reference into) this proxy statement. We have not authorized anyone to give any information different from the information contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated March 28, 2003. You should not assume that the information contained in this proxy statement is accurate as of any later date, and the mailing of this proxy statement to stockholders shall not mean otherwise.

OTHER MATTERS; STOCKHOLDER PROPOSALS
FOR THE 2004 ANNUAL MEETING OF ITG

        As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the annual meeting, other than as described in this proxy statement. If any other matters shall properly come before the annual meeting or any adjournments or postponements thereof and shall be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not vote in accordance with the recommendation of our board of directors and management.

        Stockholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2004 Annual Meeting must submit their proposals to our Secretary on or before November 28, 2003. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        In accordance with our by-laws, in order to be properly brought before the 2004 Annual Meeting, a stockholder's notice of the matter the stockholder wishes to present must be delivered to Investment Technology Group, Inc., 380 Madison Avenue, 4th Floor, New York, New York, 10017, Attention: Secretary, not less than 60 nor more than 90 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than February 5, 2004 and no later than March 8, 2004.

                      By Order of the Board of Directors,

                      P. Mats Goebels
                      Secretary

SCHEDULE OF ANNEXES

Annex A	Pay-For-Performance Incentive Plan
Annex B	Audit Committee Charter
Annex C	Compensation Committee Charter
Annex D	Nominating and Corporate Governance Committee Charter
Annex E	Corporate Governance Guidelines
Annex F	Code of Business Conduct and Ethics

ANNEX A

AMENDED AND RESTATED INVESTMENT TECHNOLOGY GROUP, INC.

PAY-FOR-PERFORMANCE INCENTIVE PLAN

1.
PURPOSE

        The purpose of this Pay-For-Performance Incentive Plan (the "Plan") is to assist Investment Technology Group, Inc. (the "Company") and its subsidiaries in attracting, retaining, and rewarding, by payment of competitive levels of compensation, employees who occupy key positions relating to the Company and specified business units, and motivating such employees to expend greater efforts in promoting the growth and annual profitability of the Company and its subsidiaries, through the award of annual incentives.

2.
DEFINITIONS

        In addition to the terms defined in Section 1 hereof, the following terms used in the Plan shall have the meanings set forth below:

  (a)
  "Award" means the amount potentially payable to a Participant upon achievement of specified Performance Objectives for a Performance Period, as provided in Section 4, subject to possible forfeiture and other terms and conditions of the Plan.

  (b)
  "Business Unit" means the Company or any department, division, subsidiary, or other business unit or function of the Company for which separate operational financial results are available to the Committee, as designated by the Committee from time to time.

  (c)
  "Business Unit Income" means the pre-tax net income of a specified Business Unit for the Performance Period, subject to the provisions of Section 4(b).

  (d)
  "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall be deemed to include successor provisions or regulations.

  (e)
  "Committee" means the Compensation Committee of the Board of Directors, or such subcommittee thereof as may be designated by the Board of Directors or the Compensation Committee to administer the Plan. In appointing members of the Committee, the Board shall consider whether each member qualifies as an "outside director" for purposes of Section 162(m) of the Code and regulations thereunder.

  (f)
  "Eligible Employee" means each executive officer or key employee who is in charge of a Business Unit or whose performance can be expected to have a substantial effect on the results of a Business Unit, as determined by the Committee.

  (g)
  "Participant" means an Eligible Employee granted an Award by the Committee for a designated Performance Period.

  (h)
  "Performance Objectives" means the measures of performance pre-established by the Committee in accordance with Section 4, the achievement of which, in a given Performance Period, is a condition of payment of final Awards.

  (i)
  "Performance Period" means the fiscal year (or such other period established by the Committee) to which an Award relates; provided, however, that, with respect to any Participant, the Committee may determine to grant an Award after the start of a Performance Period, and for any such Participant, the Performance Period shall be the portion of the fiscal year (or such other period established by the Committee) subsequent to such grant, as determined by the Committee, in each case, in compliance with Section 162(m) of the Code.

  (j)
  "Revenues" means all revenues generated by a specified Business Unit for the Performance Period.

  (k)
  "EVA" (economic value added) means the amount by which a Business Unit's after-tax income exceeds the cost of the capital used by the Business Unit during the Performance Period. To determine such cost of the capital used, the Committee will, when it establishes a Performance Objective based on EVA, determine the average cost of capital for the Company (stated as a percentage) for the Performance Period, which cost of capital will be multiplied by the amount of capital actually used by the Business Unit during the Performance Period.

3.
ADMINISTRATION

(a)
Generally. The Committee shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose. The Committee shall have the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations as well as forms and notices relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any action or determination of the Committee with respect to the Plan shall be conclusive and binding upon all persons, including the Company, Participants, and stockholders.

(b)
Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. Neither a member of the Committee nor any officer or employee of the Company or a subsidiary acting on behalf of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified, reimbursed, and protected by the Company, as provided in the Company's Certificate of Incorporation and By-Laws, with respect to any such action, determination, or interpretation.

4.
AWARDS

(a)
Granting of Awards. Prior to the date on which Performance Objectives must be established in order to comply with Section 162(m) of the Code with respect to each Performance Period, the Committee, in its sole discretion, shall select the Eligible Employees to whom Awards will be granted for such Performance Period and will establish the amount of each Award or the formula by which such amount may be determined, the Performance Objectives relating to such Award, and other terms of such Award. An Eligible Employee may be granted an Award for more than one Business Unit.

(b)
Performance Objectives. The Performance Objectives for an Award shall consist of a specified percentage or percentages of the Business Unit Income, Revenues and/or EVA of a Business Unit, the results of which the Committee believes will be substantially affected by the performance of the Participant. The Committee may specify that the final Award shall be a payment of such specified percentage or percentages to the Participant, or shall be a payment of an amount specified or determined by formula in some other manner but conditioned upon achievement of such specified percentage or percentages (in each case subject to the terms of the Plan). The Committee may specify in the Performance Objectives a target amount of Business Unit Income, Revenues, or EVA of such Business Unit required before any or specified parts of the Award will become payable, and may express the Performance Objectives by way of a comparison with like measures of Business Unit performance in one or more prior periods or similar measures of performance of other companies or businesses; provided, however, that the Committee shall include such terms in the case of a Performance Objective based on Revenues as may be necessary so that achievement of the Performance Objective is substantially uncertain. The Committee shall, in its sole discretion, establish Awards and Performance Objectives, subject to Section 4(c). Performance Objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder (including Treasury Regulation 1.162-27(e)(2)). Performance Objectives may differ for Awards to different Participants. Only the business criteria specified in this Section 4(b) may be used in establishing Performance Objectives upon which the maximum amount of final payment of an Award is conditioned, although the Committee may consider other measures of performance as a basis for reducing such amount (including under Section 4(d)). To the extent consistent with Section 162(m)(4)(C) of the Code and regulations thereunder (including Treasury Regulation 1.162-27(e)(2)), the Committee may do the following:

    (i)
    provide that the Business Unit Income, Revenues, or EVA of the Business Unit considered as the Performance Objective shall be adjusted downward to reflect specified charges, expenses, and other amounts (including amounts that would otherwise constitute bonuses (under the Plan or otherwise), capital charges, general and administrative expenses, or taxes);

    (ii)
    adjust or modify Awards or terms of Awards and Performance Objectives (x) in recognition of unusual or nonrecurring events affecting the Company or any Business Unit, or the financial statements or results thereof, or in response to changes in applicable laws (including tax, disclosure, and other laws), regulations, accounting principles, or other circumstances deemed relevant by the Committee, (y) with respect to any Participant whose position or duties with the Company or any subsidiary changes during a Performance Period, or (z) with respect to any person who first becomes a Participant after the first day of the Performance Period, in each case subject to Section 4(h);

    (iii)
    defer all or any part of any interim payments until certification of the final Award for the Performance Period;

    (iv)
    defer all or any part of final Award payments, including until the earliest time such payments may be made without causing them to fail to be deductible by the Company under Section 162(m) of the Code; such deferrals may include deferrals in the form of units valued by reference to the value of Company stock, settleable in cash or by issuance of shares drawn from any other plan of the Company under which issuance of such shares to a Participant is authorized; and

    (v)
    consider other performance criteria in exercising discretion under Section 4(d) hereof.

  (c)
  Maximum Award. The maximum percentage of Business Unit Income, Revenues and EVA of a Business Unit that may be specified as the Performance Objectives and therefore potentially payable under an Award to any Participant for any Performance Period shall be 30%, 10%, and 25%, respectively. In addition, the maximum combined percentage of the Business Unit Income, Revenues and EVA of a Business Unit that may be specified as the Performance Objectives for Awards to all Participants with respect to any one Business Unit shall be 30%, 10% and 25%, respectively.

  (d)
  Determination of Amounts Payable; Limits on Discretion. As promptly as practicable following the end of each Performance Period, the Committee shall determine whether and the extent to which the terms of Awards have been satisfied, including the extent to which Performance Objectives have been achieved and other material terms of Awards have been satisfied, and the amounts payable to each Participant with respect to his or her Award. Such determinations shall be set forth in a written certification (including for this purpose approved minutes of the meeting at which such determinations were made). The Committee may, in its sole discretion, in view of its assessment of the business strategy of the Company and Business Units thereof, performance of comparable organizations, economic and business conditions, personal performance of the Participant, and any other circumstances deemed relevant, decrease the amount determined to be payable as a final Award or cancel such Award. Other provisions of the Plan notwithstanding, the Committee shall have no discretion to increase the amounts payable with respect to an Award.

  (e)
  Termination. If a Participant ceases to be employed by the Company or a participating subsidiary prior to the end of a Performance Period for any reason other than death, disability (as determined by the Committee), normal retirement, or early retirement with the approval of the Committee, no final Award for such Performance Period shall be payable to such Participant. If such cessation of employment results from such Participant's death, disability (as determined by the Committee), normal retirement, or early retirement with the approval of the Committee, the Committee shall determine, in its sole discretion and in such manner as it may deem reasonable (subject to Section 4(h)), the amount payable as a final Award under Section 4(d) achieved or resulting from the portion of such Performance Period completed at the date of cessation of employment, and the amount of the final Award payable based on such determinations. The Committee may base such determination on the performance achieved for the full year, in which case its determination shall be made as promptly as practicable following the Performance Period. Such determinations shall be set forth in a written certification, as specified in Section 4(d). Such Participant or his or her beneficiary shall be entitled to receive payment of such final Award, reduced by any payments previously received, at the earliest time such payment may be made without causing the payment to fail to be deductible by the Company under Code Section 162(m) and provided that, in the event the final Award is less than the payments previously made to the Participant, the Participant shall repay such amounts to the Company forthwith. The foregoing notwithstanding, no payment shall be made hereunder if such payment shall be duplicative of severance amounts paid to the participant or his or her beneficiary.

  (f)
  Payment of Awards. Except as provided in Section 4(e) and this Section 4(f) and subject to the other provisions of Section 4, each participant may receive interim payments as frequently as semimonthly, at the Committee's discretion, provided, however, that any such payments made exceeding the final Award as certified by the Committee shall be repaid to the Company forthwith. If and to the extent specified by the Committee, each Participant shall have the right to defer his or her receipt of part or all of any payment due with respect to an Award under and in accordance with the terms and conditions of any deferred compensation plan then available to Participant as an employee of the Company. If a Participant dies prior to payment (including deferred payment) of a final Award hereunder, any payments due to such Participant shall be paid to person(s) designated as beneficiary(ies) in an election form filed with the Company's Secretary and specifically applicable to amounts payable under the Plan, without regard to any deferral election.

  (g)
  Tax Withholding. The Company and any participating subsidiary shall have the right to deduct from any amount payable hereunder any amounts that federal, state, local, and foreign tax laws require to be withheld with respect to such payment.

  (h)
  Conformity of Plan to Code Section 162(m). It is the intent of the Company that compensation under the Plan (other than post-termination compensation) shall constitute "performance-based compensation" within the meaning of Code Section 162(m)(4)(C) and regulations thereunder (including Treasury Regulation 1.162-27(e)). Accordingly, terms used in the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder (including Treasury Regulation 1.162-27). If any provision of the Plan or any agreement evidencing an Award hereunder does not comply or is inconsistent with the provisions of Code Section 162(m)(4)(C) or regulations thereunder (including Treasury Regulation 1.162-27(e)) required to be met in order that compensation (other than post-termination compensation) shall constitute "performance-based compensation," such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no adjustment to an Award or its related Performance Objectives shall be authorized or made, and no post-termination payment shall be authorized or made under Section 4(e), if and to the extent that such authorization or the making of such adjustment or payment would contravene such requirements.

5.
GENERAL PROVISIONS

(a)
No Rights to Final Award or Rights to Participate. Until the Committee has determined to make a final Award to a Participant under Section 4(d) or (e), a Participant's selection to participate, grant of an Award, and other events under the Plan shall not be construed as a commitment that any Award shall become a final Award or that payment will be made with respect to an Award under the Plan. Nothing in the Plan shall be deemed to give any Eligible Employee any right to participate in the Plan except upon determination of the Committee under Section 4. The foregoing and Section 5(b) notwithstanding, the Committee may authorize legal commitments with respect to Awards under the terms of an employment agreement or other agreement with a Participant, to the extent of the Committee's authority under the Plan, including commitments that limit the Committee's future discretion under the Plan, but in all cases subject to Section 4(h).

(b)
No Rights to Employment. Nothing contained in the Plan or in any documents evidencing an Award shall confer upon any Eligible Employee or Participant any right to continue as an Eligible Employee or in the employ of the Company or a subsidiary or constitute any contract or agreement of employment, or interfere in any way with the right of the Company or a subsidiary to reduce such person's compensation, to change the position held by such person, or to terminate the employment of such person, with or without cause.

(c)
Non-Transferability. No benefit payable under, or interest in, this Plan shall be transferable by a Participant except upon a Participant's death by will or the laws of descent and distribution or to a designated beneficiary, or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void.

(d)
Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any amounts payable to a Participant pursuant to an Award, nothing contained in the Plan (or in any documents related thereto), nor the creation or adoption of the Plan, the grant of any Award, or the taking of any other action pursuant to the provisions of the Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(e)
Participation in Other Compensation or Benefit Plans. Nothing in the Plan shall preclude any Participant from participation in any other compensation or benefit plan of the Company.

  (f)
  Governing Law. The Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of New York (except to the extent the Delaware General Corporation Law and provisions of federal law may be applicable), without reference to principles of conflict of laws. If any provision hereof shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

  (g)
  Amendment and Termination of Plan and Awards. The Board of Directors may, at any time, terminate or, from time to time, amend, modify, or suspend the Plan, provided that any such action shall be subject to stockholder approval if and to the extent required by law, regulation, or the rules of any stock exchange or automated quotation system upon which the Company's Common Stock may be listed or quoted, or to comply with Code Section 162(m). Except as provided in Section 4 (including the limitation under Section 4(h)) and under Section 5(a), the Committee may modify the terms and provisions of any Awards theretofore awarded to any Participants which have not become final Awards and been settled by payment (or would have been settled by payment but for an election to defer payment pursuant to Section 4(f)).

  (h)
  Effective Date. The Plan shall become effective as of January 1, 1997, for Performance Periods beginning on or after such date, and shall remain in effect until such time as it may be terminated pursuant to Section 5(g).

  (i)
  Stockholder Approval. Prior to completion of the initial Performance Period under the Plan, the Plan shall be submitted to, and must be approved in a separate vote by, the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Delaware General Corporation Law, or any adjournment thereof, or by the written consent of the holders of a majority of voting securities entitled to vote, in accordance with applicable provisions of the Delaware General Corporation Law and Section 162(m) of the Code. Any Awards granted under the Plan prior to such approval of stockholders shall be effective when granted, but if stockholders fail to approve the Plan as specified hereunder, any previously granted Award shall be forfeited and cancelled and any payments previously made with respect to such Awards shall be repaid to the Company forthwith, and no Awards shall be thereafter granted under the Plan. In addition, the Committee may determine to submit the Plan to stockholders for reapproval at such times, if any, required in order that compensation under the Plan shall qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder.

        As approved by the Compensation Committee and adopted by the Board of Directors on March 26, 1997.

        Amended by the Board of Directors on June 30, 2000.

        Amended and Restated by the Board of Directors on March 19, 2003.

ANNEX B

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INVESTMENT TECHNOLOGY GROUP, INC.

Purpose

        The Audit Committee is appointed by the Board to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members and each member shall be a member of the Board. The members of the Audit Committee shall meet the independence, experience and expertise requirements of the New York Stock Exchange, Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. Audit Committee members may be removed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Audit Committee shall have the sole authority to appoint and replace the independent auditor (subject, if applicable, to shareholder ratification), and to approve all audit engagement fees and terms and any non-audit engagements (to the extent permitted under applicable law) with the independent auditors. As determined by the Audit Committee, the Company shall provide for appropriate funding for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company.

2.
The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly.

3.
The Audit Committee may form and delegate authority to subcommittees when appropriate.

4.
The Audit Committee shall have the authority, without seeking Board approval, to retain independent counsel and other advisors as it determines necessary to carry out its duties. As determined by the Audit Committee, the Company shall provide appropriate funding for payment of compensation to any such advisors.

5.
The Audit Committee shall meet with management, the internal auditor and the independent auditor in separate executive sessions at least annually.

6.
The Audit Committee shall make regular reports to the Board.

7.
The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.
The Audit Committee shall annually review the Audit Committee's own performance.

9.
The Audit Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

        The Audit Committee, with respect to the following matters, also shall:

Financial Statement and Disclosure Matters

10.
Review and discuss with management and the independent auditor the annual audited and quarterly financial statements, including the Company's disclosures made under "Management's Discussion and Anaslysis of Financial Condition and Results of Operations", and, in the case of quarterly financial statements, the results of the independent auditors' reviews of the quarterly financial statements.

11.
Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting principles and estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

12.
Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company's financial statements.

13.
Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

14.
Discuss with management, internal audit staff and the independent auditor the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures and discuss with such persons guidelines and policies to govern the procedures by which risk assessment and risk management is undertaken.

15.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)
The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)
Any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor and the Company's response to that letter.

(c)
Any difficulties encountered in the course of the audit work, including any restrictions on the independent auditor's scope of activities or access to requested information, and any significant disagreements with management.

16.
Review with the full Board any issues that arise with respect to the quality and integrity of the Company's financial statements.

Oversight of the Company's Relationship with the Independent Auditor

17.
Review the experience and qualifications of the senior members of the independent auditor team.

18.
Obtain and review a report from the independent auditor at least annually describing (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company to assess the auditor's independence.

19.
Evaluate the qualifications, performance and independence of the independent auditor, including the review and evaluation of the lead partner of the independent auditor, assure regular rotation of the lead audit partner in accordance with applicable law and consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm itself and whether the auditor's quality controls are adequate and the provision of non-audit services is in compliance with applicable law and compatible with maintaining the auditor's independence, taking into account the opinions of management and the internal auditor.

20.
Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

21.
Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

22.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

23.
Review the appointment and replacement of the executive responsible for internal audit functions, which functions may be outsourced.

24.
Review the significant reports to management prepared by the internal auditing function and management's responses.

25.
Discuss with the independent auditor the internal audit responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

26.
Review with the full Board any issues that arise with respect to the performance of the internal audit function.

Compliance Oversight Responsibilities

27.
Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

28.
Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company. This should include regular reviews of the compliance processes in general. In connection with these reviews, the committee will meet, as deemed appropriate, with the general counsel and other Company officers or employees.

29.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

30.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

31.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

32.
Establish procedures for the confidential, anonymous submission by employees of the Company or any subsidiary of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNEX C

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
INVESTMENT TECHNOLOGY GROUP, INC.

Purpose

        The Compensation Committee is appointed by the Board of Directors to discharge the Board's responsibilities relating to compensation of the Company's directors and executive officers. The Compensation Committee has overall responsibility for approving and evaluating the director and executive officer compensation plans, policies and programs of the Company.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable law, rules and regulations.

Committee Membership

        The Compensation Committee shall consist of no fewer than three members and each member shall be a member of the Board. Each of the members of the Compensation Committee shall meet the independence requirements of the New York Stock Exchange and any other legal requirements for the proper administration of the Company's compensation plans and programs, including requirements under the Federal securities laws and the Internal Revenue Code of 1986, as amended.

        The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. Compensation Committee members may be removed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO and executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee also shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

2.
The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years and such other matters as it deems relevant.

3.
The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors and executive officers, including incentive-compensation plans and equity-based plans.

4.
The Compensation Committee shall annually review and approve, for the CEO and the executive officers of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case, as, when and if

C-1

  appropriate, and (e) any special or supplemental benefits, all in accordance with applicable law, rules and regulations.

5.
To the extent appropriate or necessary to comply with any federal securities or tax law requirements, such as Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended, the Compensation Committee shall exercise the exclusive authority to approve or ratify elements of compensation of executive officers as and when such authority is delegated to the Compensation Committee by the Board.

6.
The Compensation Committee may form and delegate its authority to subcommittees when appropriate.

7.
The Compensation Committee shall make regular reports to the Board.

8.
The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

9.
The Compensation Committee shall annually review its own performance.

10.
The Compensation Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

C-2

ANNEX D

CHARTER OF THE NOMINATING & CORPORATE GOVERNANCE
COMMITTEE OF THE BOARD OF DIRECTORS OF
INVESTMENT TECHNOLOGY GROUP, INC.

Purpose

        The Nominating & Corporate Governance Committee is appointed by the Board (1) to identify individuals qualified to become Board members, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders; (2) to develop and recommend to the Board the corporate governance guidelines applicable to the Company; (3) to oversee a review by the Board of its and its committees' performance and of management's performance; and (4) to recommend to the Board director nominees for each committee, including the Nominating and Corporate Governance Committee.

Committee Membership

        The Nominating & Corporate Governance Committee shall consist of no fewer than three members and each member shall be a member of the Board. Each of the members of the Nominating & Corporate Governance Committee shall meet the independence requirements of the New York Stock Exchange.

        The members of the Nominating & Corporate Governance Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Nominating & Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating & Corporate Governance Committee also shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

2.
The Nominating & Corporate Governance Committee shall actively seek individuals qualified to become board members for recommendation to the Board. Generally, in assessing a potential candidate for Board nomination, the Nominating & Corporate Governance Committee will assess the individual's independence, as well as give consideration to diversity, age, skills, and experience in the context of the needs of the Board based upon the current membership of the Board and the short and long-term business objectives of the Company.

3.
The Nominating & Corporate Governance Committee shall oversee the Board's annual self-evaluation to determine whether the Board and its committees are functioning effectively. The Nominating and Corporate Governance Committee will receive comments from all directors regarding such evaluation by the Board. The Nominating and Corporate Governance Committee shall report to the full Board with an assessment of each such evaluation following the end of each fiscal year.

4.
The Nominating & Corporate Governance Committee shall review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

5.
The Nominating & Corporate Governance Committee may form and delegate authority to subcommittees when appropriate.

D-1

6.
The Nominating & Corporate Governance Committee shall make regular reports to the Board.

7.
The Nominating & Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.
The Nominating & Corporate Governance Committee shall annually review its own performance.

9.
The Nominating & Corporate Governance Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

D-2

ANNEX E

INVESTMENT TECHNOLOGY GROUP, INC.

CORPORATE GOVERNANCE GUIDELINES

1.    Director Qualifications

        The Board of Directors shall have a majority of directors who meet the independence and experience requirements of the New York Stock Exchange, and who also meet the independence and experience requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The Nominating & Corporate Governance Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new and existing Board members, as well as the composition of the Board as a whole. This assessment will include members' qualifications as independent, as well as consideration of the diversity, age, skills, and experience of the members in the context of the perceived needs of the Board at the time. Nominees for directorship will be selected, or recommended to the Board for selection, by the Nominating & Corporate Governance Committee in accordance with the policies and principles in this committee's charter.

        Individual directors who change the responsibility or position they held when they were elected to the Board should promptly inform the Board and, if the Board determines it is in the best interests of the Company following a review of any changed circumstances, volunteer to resign from the Board. It is not the sense of the Board that in every instance the directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, through the Nominating & Corporate Governance Committee, to review the continued appropriateness of Board membership under any change in circumstances.

        Directors should advise the Chairman of the Board and the Chairman of the Nominating & Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.

2.    Director Responsibilities

        The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that obligation, directors are entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors. The directors shall also be entitled (i) to have the Company purchase reasonable directors' and officers' liability insurance on their behalf, (ii) to the benefits of indemnification to the fullest extent permitted by law and the Company's charter, by-laws and any indemnification agreements and (iii) to exculpation as provided by applicable state law and the Company's charter.

        Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

        Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.

        The Chairman will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company's long-term strategic plans and the principal issues that the Company will face in the future during at least one two-day Board meeting scheduled early each calendar year.

        The non-management directors will meet in executive sessions without management at least quarterly. The non-management directors will choose the director who presides at these meetings, and his or her name will be disclosed in the annual proxy statement.

3.    Board Committees

        The Board will have at all times an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. All of the members of these committees will be independent, non-employee directors under the criteria established by the New York Stock Exchange and applicable laws, rules and regulations. Committee members will be appointed by the Board upon recommendation of the Nominating & Corporate Governance Committee with consideration of the desires of individual directors.

        Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees, as well as qualifications for committee membership and procedures for committee member appointment and removal. The charters will also provide that each committee will annually evaluate its own performance, and include such other provisions as may be required by the New York Stock Exchange and applicable law, rules and regulations.

        The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda.

        The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary and appropriate, without consulting or obtaining the approval of any officer of the Company in advance.

        The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

4.    Director Access to Officers and Employees

        Directors shall have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO, Secretary, other members of senior management or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the Company.

5.    Director Compensation

        The form and amount of director compensation will be determined by the Board upon recommendation of the Compensation Committee in accordance with the policies and principles set forth in its charter, and the Compensation Committee will conduct an annual review of director compensation. In evaluating each director's independence, the Board will consider (a) whether the Company has made substantial charitable contributions to organizations with which such director is affiliated, or (b) any consulting contracts with (or other indirect forms of compensation to) a director or an organization with which the director is affiliated.

        Director's fees are the only compensation an Audit Committee member may receive from the Company, and no Audit Committee member can accept any consulting, advisory or other compensatory fee from the Company.

6.    Director Orientation

        All new directors must participate in the Company's Orientation Program. This orientation will include presentations by senior management to familiarize new directors with the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. In addition, the Orientation Program will include a visit to Company headquarters (if not previously visited) and may include visits to certain of the Company's other offices. All other directors are also invited to attend the Orientation Program.

7.    CEO Evaluation

        The Compensation Committee will conduct an annual review of the CEO's performance, as set forth in its charter. The Board will review the Compensation Committee's report in order to ensure that the CEO is providing the best leadership for the Company in the long- and short-term.

8.    Annual Performance Evaluations by Board

        The Board shall conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. Such self-evaluation will be overseen by the Nominating & Corporate Governance Committee and shall include an evaluation of the Board's composition, effectiveness of communication with management, its decision-making process and its process for following up on its determinations. The Board also shall conduct an annual evaluation of management's performance. The Nominating & Corporate Governance Committee shall receive comments from all directors regarding each such evaluation and report to the full Board with an assessment of such evaluations following the end of each fiscal year.

ANNEX F

INVESTMENT TECHNOLOGY GROUP, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

        This Code of Business Conduct and Ethics covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic policies to guide all directors, officers and employees of the Company and its subsidiaries. In particular, this Code covers policies designed to deter wrongdoing and to promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interests, (2) full, fair, accurate, timely, and understandable disclosure, and (3) compliance with applicable governmental laws, rules and regulations. All directors, officers and employees must conduct themselves in accordance with these policies and seek to avoid even the appearance of improper behavior. The Company's directors, officers and employees should also direct themselves to the Company's human resources materials, including the employee manuals of our various subsidiaries, and the compliance manuals and/or written supervisory procedures of our broker-dealer subsidiaries for further guidance and discussion of many of the topics addressed herein. The Company's agents and representatives, including consultants, should also be directed to this Code at the Company's website address: www.itginc.com.

        The Company seeks to comply with all applicable laws. In the event, however, that a law conflicts with a policy in this Code, you must comply with the law. If you have any questions about a potential conflict or about this Code generally, please consult with your supervisor, department head, the Legal Department, or Human Resources on how to handle the situation.

        Each director, officer and employee will be held accountable for his/her adherence to this Code. Those who violate the policies in this Code will be subject to disciplinary action, up to and including discharge from the Company and, where appropriate, civil liability and criminal prosecution. If you are in a situation that you believe may violate or lead to a violation of this Code, you must report the situation as described in Sections 15 and 16 of this Code.

1.
Compliance with Laws, Rules and Regulations

        Obeying the law, both in letter and in spirit, is one of the foundations on which this Company's ethical policies are built. All directors, officers and employees must respect and obey the governmental laws, rules and regulations (including insider trading laws) of the cities, states and countries in which we operate. Although not all directors, officers and employees are expected to know the details of these laws, rules and regulations, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

        The Company holds information and training sessions to promote compliance with laws, rules and regulations, including insider trading laws and the rules and regulations applicable to employees of our broker-dealer subsidiaries.

2.
Honest and Ethical Conduct

        Each director, officer and employee must always conduct him/herself in an honest and ethical manner. Each director, officer and employee must act with the highest standards of personal and professional integrity and not tolerate others who attempt to deceive or evade responsibility for actions. All actual or apparent conflicts of interest between personal and professional relationships must be handled honestly, ethically and in accordance with the policies specified in this Code.

3.
Conflicts of Interest

        A "conflict of interest" occurs when a person's private interest interferes in any way (or even appears to interfere) with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees, officers, or directors or their family members can create conflicts of interest and in some circumstances, be unlawful. As a result, no loan or guarantee should be granted without authorization from the Legal Department or the Chief Financial Officer. In addition, no loans are permitted to senior executives of the Company, as provided by law.

        It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor, customer or supplier as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers and competitors, except on behalf of the Company.

        Conflicts of interest are prohibited as a matter of Company policy, except as specifically approved by senior management. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with a supervisor, manager or other appropriate personnel or the Company's Legal Department. Any employee, officer or director who becomes aware of a conflict or potential conflict, or knows of any material transaction or relationship that reasonably could be expected to give rise to such a conflict, should promptly bring it to the attention of a supervisor, manager or other appropriate personnel referenced previously who is not involved in the matter giving rise to such a conflict or potential conflict or consult the procedures described in Sections 15 and 16 of this Code.

4.
Insider Trading

        Employees, officers and directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company's business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal. A more detailed discussion of the insider trading laws can also be found in the compliance manuals and/or written supervisory procedures of each of our broker-dealer subsidiaries as well as the employee handbook. If you have any questions, please consult the Company's Legal Department.

5.
Corporate Opportunities

        Employees, officers and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position. No employee, officer or director may use corporate property, information, or position for personal gain, and no employee, officer or director may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

6.
Competition and Fair Dealing

        We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Misappropriating proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee, officer and director should endeavor to respect the rights of and to deal fairly with the Company's customers, suppliers, competitors and employees. No employee, officer or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair dealing practice.

        The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships. No gift or entertainment should ever be offered, given, provided or accepted by any Company director, officer or employee, family member of a director, officer or employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. There are also special rules relating to gifts applicable to certain employees of our broker-dealer subsidiaries, which are discussed in detail in the compliance manuals and/or written supervisory procedures of each such subsidiary. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.

7.
Discrimination and Harassment

        The diversity of the Company's employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. The Company's Equal Opportunity Policy and Policy Prohibiting Harassment is set forth in detail (in the Employee Handbook/Intranet). Please take note that no employee will be retaliated against for reporting in good faith a violation of these policies, or assisting in any activities related to such policies.

8.
Health and Safety

        The Company strives to provide each employee with a safe and healthful work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

        Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs or alcohol in the workplace will not be tolerated.

9.
Record-Keeping

        The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions.

        Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or your controller. Rules and guidelines are available from the Finance Department.

        All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal and regulatory requirements and to the Company's system of internal controls. All employees are responsible to report to the Company any questionable accounting or auditing matters that may come to their attention.

        Business records, such as internal memoranda, e-mails, reports and other documents should be written in a professional, well-considered manner. Due care should be taken to avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies. In the event of litigation or governmental investigation, please consult the Company's Legal Department. Certain document retention rules apply in the context of litigation and/or governmental investigations that supercede normal document retention practices.

10.
Confidentiality

        Employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the Legal Department or protected by law. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment with the Company or its subsidiaries ends.

11.
Protection and Proper Use of Company Assets

        All employees, officers and directors should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. All Company assets should be used for legitimate business purposes and should not be used for non-Company business, though incidental personal use may be permitted.

        The obligation of employees, officers and directors to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and product ideas, designs, databases, records, customer lists, customer trade data, salary information and any unpublished financial data and reports. Unless protected by law, unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

12.
Payments to Government Personnel

        The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

        In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as non-U.S. governments, may have similar rules. The Company's Legal Department can provide guidance to you in this area.

13.
Rules for Principal Executive Officer and Senior Financial Officers

        In addition to complying with all other parts of this Code, if you are the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions (each referred to in this Code as a "Senior Officer"), you must take the following steps to ensure full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company:

  (a)
  Carefully review drafts of reports and documents the Company is required to file with the SEC before they are filed and Company press releases or other public communications before they are released to the public, with particular focus on disclosures each Senior Officer does not understand or agree with and on information known to the Senior Officer that is not reflected in the report, document, press release or public communication.

  (b)
  Meet with members of senior management and others involved in the disclosure process to discuss their comments on the draft report, document, press release or public communication.

  (c)
  Establish and maintain disclosure controls and procedures that ensure that material information is included in each report, document, press release or public communication in a timely fashion.

  (d)
  Consult with the Audit Committee on a regular basis to determine whether you or they have identified any weaknesses or concerns with respect to internal controls.

  (e)
  When relevant, confirm that neither the Company's internal auditors nor its outside accountants are aware of any material misstatements or omissions in the draft report or document, or have any concerns about the "Management's Discussion and Analysis of Financial Condition" section of a report or document.

  (f)
  Bring to the attention of the Audit Committee matters that you feel could compromise the integrity of the Company's financial reports, including disagreements on accounting matters.

14.
Waivers of or Changes in the Code of Business Conduct and Ethics

        Any waiver (including any "implicit waiver") of this Code or changes to this Code that apply to executive officers, including Senior Officers, or directors may be made only by the Board or a Board committee and (other than technical, administrative or other non-substantive amendments to this Code) will be promptly disclosed to the Company's shareholders and otherwise as required by law, regulation of the SEC and stock exchange regulation. "Implicit waiver" means the Company's failure to take action within a reasonable period regarding a material departure from a provision of this Code that has been made known to an executive officer of the Company.

15.
Reporting any Illegal or Unethical Behavior

        Employees are encouraged to talk promptly to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and any violations of law, rules, regulations or this Code, or otherwise, when in doubt about the best course of action in a particular situation. The supervisor, manager or other appropriate personnel to whom such matters are reported should not be involved in the reported illegal or unethical behavior or violation of law, rules, regulations or this Code. Any supervisor or manager who receives a report of violation or potential violation of this Code is responsible for initiating an investigation into the matter and, if necessary, reporting the conduct or activities to senior management, the Compliance or Legal Departments.

        Employees are expected to cooperate in internal investigations of misconduct. Any person involved in an investigation of possible misconduct in any capacity must not discuss or disclose any information to anyone outside of the investigation unless protected by law or when seeking his or her own legal advice.

        The Company expressly prohibits any form of retaliation against employees who, in good faith and for lawful purposes report or assist in an investigation of suspected improper, unethical or illegal conduct, whether through an internal investigation or government inquiry. If an employee has a concern about retaliation, the employee should report it to his/her manager or appropriate personnel discussed previously.

16.
Compliance Standards and Procedures

        We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are some steps to keep in mind:

  •
  Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

  •
  Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

  •
  Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

  •
  Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help solve problems.

  •
  Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it with the Company's Human Resources Director, General Counsel, the CEO, or, if necessary, any member of the Board of Directors.

  •
  Your report of violations of this Code may be made in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of violations of this Code or questionable accounting or auditing matters.

  •
  Always ask first, act later: If you are unsure of what to do in any situation, seek guidance before you act.

17.
Administration

        Board of Directors.    The Board of Directors, through the Nominating and Corporate Governance Committee and its delegees, will help ensure that this Code is properly administered.

        Officers and Managers.    Officers and managers are also responsible for the diligent review of practices and procedures in place to help ensure compliance with this Code.

QuickLinks

Investment Technology Group, Inc. 380 Madison Avenue, New York, New York 10017
Notice of Annual Meeting of Stockholders To Be Held May 7, 2003
TABLE OF CONTENTS
THE ANNUAL MEETING
ELECTION OF DIRECTORS AND COMPENSATION MATTERS
RE-APPROVAL OF THE PAY-FOR-PERFORMANCE INCENTIVE PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
CONTACTING THE BOARD OF DIRECTORS
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS; STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF ITG
SCHEDULE OF ANNEXES
AMENDED AND RESTATED INVESTMENT TECHNOLOGY GROUP, INC. PAY-FOR-PERFORMANCE INCENTIVE PLAN
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INVESTMENT TECHNOLOGY GROUP, INC.
CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF INVESTMENT TECHNOLOGY GROUP, INC.
CHARTER OF THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF INVESTMENT TECHNOLOGY GROUP, INC.
INVESTMENT TECHNOLOGY GROUP, INC. CORPORATE GOVERNANCE GUIDELINES
INVESTMENT TECHNOLOGY GROUP, INC. CODE OF BUSINESS CONDUCT AND ETHICS